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EXHIBIT 99.2

                    NOTE SECURED BY DEED OF TRUST ENDORSEMENT




TO BE ATTACHED TO THAT CERTAIN NOTE SECURED BY DEED OF TRUST DATED JULY 24, 2007, IN FAVOR OF ASI CAPITAL CORPORATION, A NEVADA CORPORATION, AS TO AN UNDIVIDED 50.8905852417% INTEREST ($1,000,000.00), AND EXECUTED BY SG 174, LLC.,
IN THE ORIGINAL AMOUNT OF $1,965,000.00.

FOR VALUE RECEIVED, THE UNDERSIGNED DOES HEREBY ASSIGN, TRANSFER AND SET OVER TO DAVCAP, LLC., A NEVADA LIMITED LIABILITY COMPANY, AS TO AN UNDIVIDED 50.8905852417% INTEREST ($1,000,000.00), THE WITHIN NOTE, TOGETHER WITH ALL RIGHTS, TITLE AND INTEREST THERETO, ACCRUED OR TO ACCRUE, UNDER THE DEED OF TRUST SECURING THE SAME SO FAR AS THE SAME RELATES TO THIS NOTE WITHOUT RECOURSE TO US.




DATED: SEPTEMBER 29, 2008





/s/ JERRY E. POLIS
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ASI CAPITAL CORPORATION
BY:  JERRY E. POLIS, PRESIDENT